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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 23, 2001


                                 iVillage Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                     000-25469                13-3845162
----------------------      ------------------------  ------------------------
  (State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                        Identification No.)
   organization)




500-512 Seventh Avenue, New York, New York           10018
---------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (212) 600-6000



(Former name or former address if changed since last report)


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Item 5.  Other Events

         On April 23, 2001, iVillage Inc. ("iVillage") issued a press release announcing that iVillage received a notice from The Nasdaq Stock Market, Inc. that it had failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days as required by the rules of The Nasdaq National Market. A copy of iVillage's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

              99.1 Press Release dated April 23, 2001 regarding iVillage Inc.'s announcement of its failure to maintain the minimum bid price required by the rules of The Nasdaq National Market.


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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               iVillage Inc.
                                               (Registrant)



Date:  April 23, 2001                           By:  /s/ Scott Levine
                                                   ---------------------------
                                                     Scott Levine
                                                     Chief Financial Officer



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EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated April 23, 2001 regarding iVillage Inc.'s announcement of its failure to maintain the minimum bid price required by the rules of The Nasdaq National Market.